Exhibit 32.2

Certification

In connection with the Quarterly Report of Jagged Peak Energy Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert W. Howard, Executive Vice President and Chief Financial Officer, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 7, 2019	/s/ ROBERT W. HOWARD
		Name:	Robert W. Howard
		Title:	Executive Vice President and Chief Financial Officer